Exhibit 99.2

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

THE HANOVER INSURANCE GROUP

FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Business Description	1
Financial Highlights	2
Consolidated Financial Statements
Income Statements	3
Balance Sheets	4
GAAP Underwriting Results
Consolidated	5-7
Commercial Lines	8-10
Personal Lines	11-13
Chaucer	14-16
Investments
Net Investment Income and Yields	17
Investment Portfolio	18
Credit Quality and Duration of Fixed Maturities	19
Top 10 Corporate and Municipal Fixed Maturity Holdings	20
Reconciliation of Operating Income (Loss) to Net Income (Loss)	21
Other Information
Non-GAAP Financial Measures	22
Corporate Information	23
Market and Dividend Information	23
Financial Strength and Debt Ratings	23

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third party liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (except for flooding), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of inland marine, which insures businesses against physical losses to property, such as contractor’s equipment, builders’ risk and goods in transit. We also offer underwriting and managing of program business, including to under-served markets where there are specialty coverage or risk management needs. Other Commercial Lines also includes bonds, which provides businesses with contract surety coverage in the event of performance or payment claims, and commercial surety coverage related to fiduciary or regulatory obligations. Also included in Other Commercial Lines coverages are umbrella, general liability, fire, specialty property, and professional and management liability.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (except for flooding), theft and vandalism, and against third party liability claims.

Other Personal Lines are comprised of personal inland marine (jewelry, art, etc.), umbrella, fire, personal watercraft, earthquake and other miscellaneous coverages.

CHAUCER

The Chaucer reporting segment represents THG’s international business written through Lloyd’s and includes international property, marine and aviation, energy, UK motor and international casualty and other coverages.

Property coverage, including direct, facultative and treaty property accounts, insures property, including commercial, auto, and industrial businesses, against physical loss or damage and business interruption. The property treaty account comprises mainly catastrophe and per risk excess contract acceptances, with a small amount of proportional treaty and reinsurance assumed business.

Marine and Aviation includes coverages that insure marine hull, excess of loss, liability, cargo and specie, in addition to political risk, war, and satellite business coverages. It also includes aviation coverages that insure airline hull and liability, general aviation and refuellers and products.

Energy coverage, encompassing exploration and production, construction, liabilities downstream and renewables, insures energy businesses against physical damage, business interruption, control of well, seepage and pollution and liabilities. Energy also includes Nuclear, which predominantly provides coverage relating to power generation at nuclear power stations.

UK Motor coverage insures the UK private car and fleet markets. In addition, it writes specialist classes including commercial vehicle, taxi, motorcycle, motor trade and classic/specialist vehicles, as well as other UK small commercial products.

Casualty and Other Lines includes coverages that insure financial institutions crime and professional indemnity, medical malpractice, workers’ compensation and professional, managerial and general liability, as well as syndicate participations.

OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; and voluntary pools business which is in run-off.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except earnings per share)	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Sep-YTD 2012	Sep-YTD 2013
PREMIUMS
Gross premiums written	$1,291.9	$1,207.4	$1,318.1	$1,394.4	$1,313.8	$3,996.8	$4,026.3
Net premiums written	1,120.1	1,033.9	1,076.7	1,242.6	1,181.9	3,334.5	3,501.2
Net premiums earned	1,071.0	1,082.5	1,094.3	1,090.8	1,124.7	3,156.6	3,309.8

EARNINGS
Operating income (loss) before interest and taxes	$62.9	$(104.5)	$102.2	$81.1	$107.2	$179.6	$290.5
Operating income (loss) after taxes	32.5	(73.4)	59.9	46.8	60.9	88.5	167.6
Income (loss) from continuing operations	40.9	(55.3)	66.4	53.1	61.3	101.4	180.8
Net income (loss)	40.4	(55.0)	66.2	53.4	61.3	110.9	180.9

PER SHARE DATA (DILUTED) (1)
Operating income (loss) after taxes	$0.72	$(1.65)	$1.32	$1.05	$1.36	$1.95	$3.73
Income (loss) from continuing operations	0.90	(1.24)	1.47	1.19	1.37	2.23	4.03
Net income (loss)	0.89	(1.24)	1.46	1.19	1.37	2.44	4.03

Weighted average shares outstanding (1)	45.2	44.5	45.3	44.8	44.6	45.4	44.9

BALANCE SHEET

(In millions, except per share data)	September 30 2012	December 31 2012	March 31 2013	June 30 2013	September 30 2013

Total assets	$13,330.1	$13,484.9	$13,442.1	$13,306.4	$13,463.3
Total loss and loss adjustment expense reserves	5,938.9	6,197.0	6,092.5	6,063.6	6,162.8
Total shareholders’ equity	2,699.4	2,595.4	2,624.0	2,495.7	2,544.2

U.S. Property and Casualty Companies
Statutory surplus	$1,670.8	$1,523.4	$1,623.3	$1,639.5	$1,751.3
Premium to surplus ratio	2.01:1	2.22:1	2.09:1	2.08:1	1.95:1

Book value per share	$61.00	$58.59	$59.58	$57.41	$58.43
Book value per share, excluding net unrealized investment gains and losses, net of tax	$53.82	$51.88	$52.81	$53.62	$54.64
Tangible book value per share (total book value excluding goodwill and intangibles)	$53.69	$51.32	$52.46	$50.25	$51.20
Shares outstanding	44.3	44.3	44.0	43.5	43.6

Total debt/equity	34.0%	32.7%	37.3%	37.6%	36.9%
Total debt/total capital	25.4%	24.7%	27.2%	27.3%	27.0%

(1)	Weighted average shares outstanding and per diluted share amounts in the fourth quarter of 2012 excludes common stock equivalents, as the impact of these instruments was anti-dilutive.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Three Months ended September 30			Nine Months ended September 30
(In millions)	2013	2012	% Change	2013	2012	% Change

REVENUES
Premiums earned	$1,124.7	$1,071.0	5.0	$3,309.8	$3,156.6	4.9
Net investment income	65.7	69.2	(5.1)	200.9	206.5	(2.7)
Total net realized investment gains	1.0	5.0	(80.0)	22.8	4.7	385.1
Fees and other income	10.4	12.5	(16.8)	31.2	38.9	(19.8)

Total revenues	1,201.8	1,157.7	3.8	3,564.7	3,406.7	4.6

LOSSES AND EXPENSES
Losses and loss adjustment expenses	695.9	708.4	(1.8)	2,071.4	2,101.9	(1.5)
Amortization of deferred acquisition costs	243.9	235.8	3.4	719.1	697.0	3.2
Interest expense	16.6	14.6	13.7	48.7	46.7	4.3
Other operating expenses	159.3	145.7	9.3	484.6	426.0	13.8

Total losses and expenses	1,115.7	1,104.5	1.0	3,323.8	3,271.6	1.6

Income from continuing operations before income taxes	86.1	53.2	61.8	240.9	135.1	78.3
Income tax expense	24.8	12.3	101.6	60.1	33.7	78.3

Income from continuing operations	61.3	40.9	49.9	180.8	101.4	78.3

Discontinued operations	—	(0.5)	N/M	0.1	9.5	N/M

Net income	$61.3	$40.4	51.7	$180.9	$110.9	63.1

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	September 30 2013	December 31 2012	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $6,473.3 and $6,529.5)	$6,675.5	$6,952.2	(4.0)
Equity securities, at fair value (cost of $449.0 and $299.0)	494.1	315.8	56.5
Other investments	185.3	210.3	(11.9)

Total investments	7,354.9	7,478.3	(1.7)

Cash and cash equivalents	602.2	564.8	6.6
Accrued investment income	70.0	69.0	1.4
Premiums and accounts receivable, net	1,410.7	1,308.8	7.8
Reinsurance recoverable on paid and unpaid losses and unearned premiums	2,390.3	2,479.7	(3.6)
Deferred acquisition costs	521.7	489.5	6.6
Deferred income taxes	263.2	267.6	(1.6)
Goodwill	184.8	184.9	(0.1)
Other assets	544.7	511.8	6.4
Assets of discontinued operations	120.8	130.5	(7.4)

Total assets	$13,463.3	$13,484.9	(0.2)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$6,162.8	$6,197.0	(0.6)
Unearned premiums	2,645.5	2,474.8	6.9
Expenses and taxes payable	638.4	775.8	(17.7)
Reinsurance premiums payable	412.2	466.2	(11.6)
Debt	938.7	849.4	10.5
Liabilities of discontinued operations	121.5	126.3	(3.8)

Total liabilities	10,919.1	10,889.5	0.3

SHAREHOLDERS’ EQUITY
Preferred stock, par value $0.01 per share; 20.0 million shares authorized; none issued	—	—	—
Common stock, par value $0.01 per share; 300.0 million shares authorized; 60.5 million shares issued	0.6	0.6	—
Additional paid-in capital	1,829.6	1,787.1	2.4
Accumulated other comprehensive income	187.8	325.8	(42.4)
Retained earnings	1,295.2	1,211.6	6.9
Treasury stock at cost (16.9 and 16.2 million shares)	(769.0)	(729.7)	5.4

Total shareholders’ equity	2,544.2	2,595.4	(2.0)

Total liabilities and shareholders’ equity	$13,463.3	$13,484.9	(0.2)

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended September 30

	2013					2012
(In millions, except percentage data)	Commercial Lines	Personal Lines	Chaucer	Other	Total	Commercial Lines	Personal Lines	Chaucer	Other	Total
Gross premiums written	$601.7	$398.4	$313.7	$—	$1,313.8	$571.6	$430.3	$290.0	$—	$1,291.9

Net premiums written	$530.5	$372.9	$278.5	$—	$1,181.9	$500.0	$393.7	$226.4	$—	$1,120.1

Net premiums earned	$492.7	$363.4	$268.6	$—	$1,124.7	$461.1	$366.5	$242.9	$0.5	$1,071.0
Losses and LAE:
Current accident year, excluding catastrophe losses	293.7	230.5	164.8	(0.1)	688.9	295.2	241.5	128.0	0.1	664.8
Prior year unfavorable (favorable) reserve development	2.3	2.1	(27.8)	(0.2)	(23.6)	4.4	3.6	(17.1)	0.8	(8.3)
Catastrophe losses	8.5	10.3	11.8	—	30.6	17.0	27.7	7.2	—	51.9

Total losses and LAE	304.5	242.9	148.8	(0.3)	695.9	316.6	272.8	118.1	0.9	708.4
Amortization of deferred acquisition costs and other underwriting expenses	185.4	102.5	99.0	0.5	387.4	172.3	102.1	94.1	0.7	369.2

GAAP underwriting profit (loss)	2.8	18.0	20.8	(0.2)	41.4	(27.8)	(8.4)	30.7	(1.1)	(6.6)
Net investment income	35.3	18.6	10.2	1.6	65.7	35.6	21.6	10.2	1.7	69.1
Other income	2.0	3.1	4.6	0.7	10.4	2.2	3.5	6.1	2.4	14.2
Other operating expenses	(1.6)	(2.0)	(3.2)	(3.5)	(10.3)	(1.9)	(2.0)	(5.0)	(4.9)	(13.8)

Operating income (loss) before income taxes	$38.5	$37.7	$32.4	$(1.4)	$107.2	$8.1	$14.7	$42.0	$(1.9)	$62.9

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	59.6%	63.4%	61.3%	N/M	61.3%	63.9%	65.8%	52.7%	N/M	62.1%
Prior year unfavorable (favorable) reserve development	0.5%	0.6%	(10.3)%	N/M	(2.1)%	1.0%	1.0%	(7.0)%	N/M	(0.8)%
Catastrophe losses	1.7%	2.8%	4.4%	N/M	2.7%	3.7%	7.6%	3.0%	N/M	4.8%

Total loss and LAE ratio	61.8%	66.8%	55.4%	N/M	61.9%	68.6%	74.4%	48.7%	N/M	66.1%
Expense ratio	37.4%	27.5%	36.9%	N/M	34.1%	37.2%	27.0%	38.7%	N/M	34.1%

Combined ratio	99.2%	94.3%	92.3%	N/M	96.0%	105.8%	101.4%	87.4%	N/M	100.2%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Nine Months ended September 30

	2013					2012
(In millions, except percentage data)	Commercial Lines	Personal Lines	Chaucer	Other	Total	Commercial Lines	Personal Lines	Chaucer	Other	Total
Gross premiums written	$1,754.1	$1,163.4	$1,108.8	$—	$4,026.3	$1,668.4	$1,217.8	$1,110.3	$0.3	$3,996.8

Net premiums written	$1,535.6	$1,085.1	$880.5	$—	$3,501.2	$1,465.6	$1,112.2	$756.4	$0.3	$3,334.5

Net premiums earned	$1,455.1	$1,098.9	$755.8	$—	$3,309.8	$1,345.2	$1,094.1	$716.4	$0.9	$3,156.6
Losses and LAE:
Current accident year, excluding catastrophe losses	879.7	697.9	439.2	(0.1)	2,016.7	827.8	704.9	410.6	0.3	1,943.6
Prior year unfavorable (favorable) reserve development	3.0	10.5	(71.8)	0.9	(57.4)	19.4	15.2	(43.9)	1.0	(8.3)
Catastrophe losses	31.0	54.2	26.9	—	112.1	66.5	83.1	17.0	—	166.6

Total losses and LAE	913.7	762.6	394.3	0.8	2,071.4	913.7	803.2	383.7	1.3	2,101.9
Amortization of deferred acquisition costs and other underwriting expenses	551.2	308.5	283.0	1.5	1,144.2	506.5	305.5	268.1	1.9	1,082.0

GAAP underwriting profit (loss)	(9.8)	27.8	78.5	(2.3)	94.2	(75.0)	(14.6)	64.6	(2.3)	(27.3)
Net investment income	107.4	56.7	31.4	5.4	200.9	106.3	64.5	29.8	5.7	206.3
Other income	5.9	9.5	13.6	2.2	31.2	10.4	10.2	16.5	6.7	43.8
Other operating expenses	(5.8)	(5.9)	(13.3)	(10.8)	(35.8)	(9.1)	(5.6)	(13.6)	(14.9)	(43.2)

Operating income (loss) before income taxes	$97.7	$88.1	$110.2	$(5.5)	$290.5	$32.6	$54.5	$97.3	$(4.8)	$179.6

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	60.5%	63.5%	58.1%	N/M	60.9%	61.7%	64.4%	57.3%	N/M	61.6%
Prior year unfavorable (favorable) reserve development	0.2%	1.0%	(9.5)%	N/M	(1.7)%	1.4%	1.4%	(6.1)%	N/M	(0.3)%
Catastrophe losses	2.1%	4.9%	3.6%	N/M	3.4%	4.9%	7.6%	2.4%	N/M	5.3%

Total loss and LAE ratio	62.8%	69.4%	52.2%	N/M	62.6%	68.0%	73.4%	53.6%	N/M	66.6%
Expense ratio	37.7%	27.3%	37.4%	N/M	34.2%	37.4%	27.1%	37.4%	N/M	33.9%

Combined ratio	100.5%	96.7%	89.6%	N/M	96.8%	105.4%	100.5%	91.0%	N/M	100.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

(In millions, except percentage data)	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Sep-YTD 2012	Sep-YTD 2013
Gross premiums written	$1,291.9	$1,207.4	$1,318.1	$1,394.4	$1,313.8	$3,996.8	$4,026.3

Net premiums written	$1,120.1	$1,033.9	$1,076.7	$1,242.6	$1,181.9	$3,334.5	$3,501.2

Net premiums earned	$1,071.0	$1,082.5	$1,094.3	$1,090.8	$1,124.7	$3,156.6	$3,309.8
Losses and LAE:
Current accident year, excluding catastrophe losses	664.8	676.7	668.6	659.2	688.9	1,943.6	2,016.7
Prior year favorable reserve development	(8.3)	(7.5)	(6.9)	(26.9)	(23.6)	(8.3)	(57.4)
Catastrophe losses	51.9	203.3	21.7	59.8	30.6	166.6	112.1

Total losses and LAE	708.4	872.5	683.4	692.1	695.9	2,101.9	2,071.4
Amortization of deferred acquisition costs and other underwriting expenses	369.2	384.2	372.0	384.8	387.4	1,082.0	1,144.2

GAAP underwriting profit (loss)	$(6.6)	$(174.2)	$38.9	$13.9	$41.4	$(27.3)	$94.2

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	62.1%	62.5%	61.0%	60.4%	61.3%	61.6%	60.9%
Prior year favorable reserve development	(0.8)%	(0.7)%	(0.6)%	(2.5)%	(2.1)%	(0.3)%	(1.7)%
Catastrophe losses	4.8%	18.8%	2.0%	5.5%	2.7%	5.3%	3.4%

Total loss and LAE ratio	66.1%	80.6%	62.4%	63.4%	61.9%	66.6%	62.6%
Expense ratio	34.1%	35.1%	33.7%	35.0%	34.1%	33.9%	34.2%

Combined ratio	100.2%	115.7%	96.1%	98.4%	96.0%	100.5%	96.8%

Combined ratio, excluding catastrophe losses	95.4%	96.9%	94.1%	92.9%	93.3%	95.2%	93.4%

Current accident year combined ratio, excluding catastrophe losses	96.2%	97.6%	94.7%	95.4%	95.4%	95.5%	95.1%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended September 30

	2013					2012
(In millions, except percentage data)	Multiple Peril	Auto	Workers’ Comp	Other	Total	Multiple Peril	Auto	Workers’ Comp	Other	Total
Net premiums written	$185.5	$81.1	$57.3	$206.6	$530.5	$172.9	$71.8	$49.9	$205.4	$500.0

Net premiums earned	$156.8	$74.9	$54.0	$207.0	$492.7	$149.8	$67.6	$48.7	$195.0	$461.1
Losses and LAE:
Current accident year, excluding catastrophe losses	77.9	53.0	38.8	124.0	293.7	88.1	47.9	34.7	124.5	295.2
Prior year unfavorable (favorable) reserve development	—	2.5	(3.5)	3.3	2.3	(1.6)	3.2	(2.2)	5.0	4.4
Catastrophe losses	8.2	0.4	—	(0.1)	8.5	8.8	0.3	—	7.9	17.0

Total losses and LAE	86.1	55.9	35.3	127.2	304.5	95.3	51.4	32.5	137.4	316.6
Amortization of deferred acquisition costs and other underwriting expenses					185.4					172.3

GAAP underwriting profit (loss)					2.8					(27.8)
Net investment income					35.3					35.6
Other income					2.0					2.2
Other operating expenses					(1.6)					(1.9)

Operating income before income taxes					$38.5					$8.1

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	49.7%	70.9%	71.9%	59.8%	59.6%	58.8%	70.9%	71.2%	63.7%	63.9%
Prior year unfavorable (favorable) reserve development	—	3.3%	(6.5)%	1.6%	0.5%	(1.1)%	4.7%	(4.5)%	2.6%	1.0%
Catastrophe losses	5.2%	0.5%	—	—	1.7%	5.9%	0.4%	—	4.1%	3.7%

Total loss and LAE ratio	54.9%	74.7%	65.4%	61.4%	61.8%	63.6%	76.0%	66.7%	70.4%	68.6%
Expense ratio					37.4%					37.2%

Combined ratio					99.2%					105.8%

Change in policies in force	2.0%	6.6%	13.6%	2.6%	4.3%	2.5%	3.4%	9.0%	16.3%	8.7%
Retention	83.7%	80.6%	78.9%	N/M	82.2%	84.0%	80.9%	78.9%	N/M	82.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Nine Months ended September 30

	2013					2012
(In millions, except percentage data)	Multiple Peril	Auto	Workers’ Comp	Other	Total	Multiple Peril	Auto	Workers’ Comp	Other	Total
Net premiums written	$502.7	$230.7	$176.6	$625.6	$1,535.6	$474.4	$213.5	$153.7	$624.0	$1,465.6

Net premiums earned	$467.3	$214.9	$161.8	$611.1	$1,455.1	$437.0	$197.7	$141.7	$568.8	$1,345.2
Losses and LAE:
Current accident year, excluding catastrophe losses	252.2	152.6	114.3	360.6	879.7	251.6	134.3	105.4	336.5	827.8
Prior year unfavorable (favorable) reserve development	(4.0)	7.9	(11.0)	10.1	3.0	(13.6)	11.8	(5.2)	26.4	19.4
Catastrophe losses	24.5	0.6	—	5.9	31.0	52.9	1.1	—	12.5	66.5

Total losses and LAE	272.7	161.1	103.3	376.6	913.7	290.9	147.2	100.2	375.4	913.7
Amortization of deferred acquisition costs and other underwriting expenses					551.2					506.5

GAAP underwriting loss					(9.8)					(75.0)
Net investment income					107.4					106.3
Other income					5.9					10.4
Other operating expenses					(5.8)					(9.1)

Operating income before income taxes					$97.7					$32.6

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	54.1%	71.0%	70.6%	58.9%	60.5%	57.6%	67.8%	74.4%	59.2%	61.7%
Prior year unfavorable (favorable) reserve development	(0.9)%	3.7%	(6.8)%	1.7%	0.2%	(3.1)%	6.0%	(3.7)%	4.6%	1.4%
Catastrophe losses	5.2%	0.3%	—	1.0%	2.1%	12.1%	0.6%	—	2.2%	4.9%

Total loss and LAE ratio	58.4%	75.0%	63.8%	61.6%	62.8%	66.6%	74.4%	70.7%	66.0%	68.0%
Expense ratio					37.7%					37.4%

Combined ratio					100.5%					105.4%

Change in policies in force	2.0%	6.6%	13.6%	2.6%	4.3%	2.5%	3.4%	9.0%	16.3%	8.7%
Retention	83.4%	80.2%	78.5%	N/M	81.7%	84.9%	83.2%	79.8%	N/M	83.7%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

(In millions, except percentage data)	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Sep-YTD 2012	Sep-YTD 2013
Gross premiums written	$571.6	$514.0	$561.4	$591.0	$601.7	$1,668.4	$1,754.1

Net premiums written	$500.0	$436.4	$483.6	$521.5	$530.5	$1,465.6	$1,535.6

Net premiums earned	$461.1	$466.3	$476.6	$485.8	$492.7	$1,345.2	$1,455.1
Losses and LAE:
Current accident year, excluding catastrophe losses	295.2	298.7	290.0	296.0	293.7	827.8	879.7
Prior year unfavorable reserve development	4.4	9.6	0.2	0.5	2.3	19.4	3.0
Catastrophe losses	17.0	126.9	7.4	15.1	8.5	66.5	31.0

Total losses and LAE	316.6	435.2	297.6	311.6	304.5	913.7	913.7
Amortization of deferred acquisition costs and other underwriting expenses	172.3	180.3	182.1	183.7	185.4	506.5	551.2

GAAP underwriting profit (loss)	$(27.8)	$(149.2)	$(3.1)	$(9.5)	$2.8	$(75.0)	$(9.8)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	63.9%	64.0%	60.9%	61.0%	59.6%	61.7%	60.5%
Prior year unfavorable reserve development	1.0%	2.1%	—	0.1%	0.5%	1.4%	0.2%
Catastrophe losses	3.7%	27.2%	1.6%	3.1%	1.7%	4.9%	2.1%

Total loss and LAE ratio	68.6%	93.3%	62.5%	64.2%	61.8%	68.0%	62.8%
Expense ratio	37.2%	38.5%	38.0%	37.6%	37.4%	37.4%	37.7%

Combined ratio	105.8%	131.8%	100.5%	101.8%	99.2%	105.4%	100.5%

Combined ratio, excluding catastrophe losses	102.1%	104.6%	98.9%	98.7%	97.5%	100.5%	98.4%

Current accident year combined ratio, excluding catastrophe losses	101.1%	102.5%	98.9%	98.6%	97.0%	99.1%	98.2%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended September 30

	2013				2012
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$225.8	$136.1	$11.0	$372.9	$239.0	$143.2	$11.5	$393.7

Net premiums earned	$226.2	$126.7	$10.5	$363.4	$228.9	$127.0	$10.6	$366.5
Losses and LAE:
Current accident year, excluding catastrophe losses	161.8	64.4	4.3	230.5	168.6	68.6	4.3	241.5
Prior year unfavorable (favorable) reserve development	3.1	(1.0)	—	2.1	3.3	0.4	(0.1)	3.6
Catastrophe losses	0.5	9.5	0.3	10.3	3.7	23.6	0.4	27.7

Total losses and LAE	165.4	72.9	4.6	242.9	175.6	92.6	4.6	272.8
Amortization of deferred acquisition costs and other underwriting expenses				102.5				102.1

GAAP underwriting profit (loss)				18.0				(8.4)
Net investment income				18.6				21.6
Other income				3.1				3.5
Other operating expenses				(2.0)				(2.0)

Operating income before income taxes				$37.7				$14.7

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	71.5%	50.8%	40.9%	63.4%	73.7%	54.1%	40.5%	65.8%
Prior year unfavorable (favorable) reserve development	1.4%	(0.8)%	—	0.6%	1.4%	0.3%	(0.9)%	1.0%
Catastrophe losses	0.2%	7.5%	2.9%	2.8%	1.6%	18.6%	3.8%	7.6%

Total loss and LAE ratio	73.1%	57.5%	43.8%	66.8%	76.7%	73.0%	43.4%	74.4%
Expense ratio				27.5%				27.0%

Combined ratio				94.3%				101.4%

Change in policies in force	(9.4)%	(9.9)%	(12.4)%	(9.8)%	(1.8)%	(2.5)%	(8.1)%	(2.4)%
Retention	75.2%	76.9%	N/M	76.3%	79.0%	81.8%	N/M	80.6%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Nine Months ended September 30

	2013				2012
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$680.8	$373.3	$31.0	$1,085.1	$699.6	$380.5	$32.1	$1,112.2

Net premiums earned	$683.2	$384.2	$31.5	$1,098.9	$681.5	$380.6	$32.0	$1,094.1
Losses and LAE:
Current accident year, excluding catastrophe losses	497.6	187.7	12.6	697.9	498.3	193.7	12.9	704.9
Prior year unfavorable reserve development	10.4	—	0.1	10.5	10.0	4.2	1.0	15.2
Catastrophe losses	2.6	49.8	1.8	54.2	9.1	72.3	1.7	83.1

Total losses and LAE	510.6	237.5	14.5	762.6	517.4	270.2	15.6	803.2
Amortization of deferred acquisition costs and other underwriting expenses				308.5				305.5

GAAP underwriting profit (loss)				27.8				(14.6)
Net investment income				56.7				64.5
Other income				9.5				10.2
Other operating expenses				(5.9)				(5.6)

Operating income before income taxes				$88.1				$54.5

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	72.8%	48.8%	40.0%	63.5%	73.1%	50.9%	40.4%	64.4%
Prior year unfavorable reserve development	1.5%	—	0.3%	1.0%	1.5%	1.1%	3.1%	1.4%
Catastrophe losses	0.4%	13.0%	5.7%	4.9%	1.3%	19.0%	5.3%	7.6%

Total loss and LAE ratio	74.7%	61.8%	46.0%	69.4%	75.9%	71.0%	48.8%	73.4%
Expense ratio				27.3%				27.1%

Combined ratio				96.7%				100.5%

Change in policies in force	(9.4)%	(9.9)%	(12.4)%	(9.8)%	(1.8)%	(2.5)%	(8.1)%	(2.4)%
Retention	75.2%	76.9%	N/M	76.3%	79.0%	81.8%	N/M	80.6%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

(In millions, except percentage data)	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Sep-YTD 2012	Sep-YTD 2013
Gross premiums written	$430.3	$393.9	$367.2	$397.8	$398.4	$1,217.8	$1,163.4

Net premiums written	$393.7	$363.4	$341.6	$370.6	$372.9	$1,112.2	$1,085.1

Net premiums earned	$366.5	$365.8	$368.8	$366.7	$363.4	$1,094.1	$1,098.9
Losses and LAE:
Current accident year, excluding catastrophe losses	241.5	250.4	238.3	229.1	230.5	704.9	697.9
Prior year unfavorable reserve development	3.6	11.3	5.6	2.8	2.1	15.2	10.5
Catastrophe losses	27.7	51.7	11.7	32.2	10.3	83.1	54.2

Total losses and LAE	272.8	313.4	255.6	264.1	242.9	803.2	762.6
Amortization of deferred acquisition costs and other underwriting expenses	102.1	105.1	103.1	102.9	102.5	305.5	308.5

GAAP underwriting profit (loss)	$(8.4)	$(52.7)	$10.1	$(0.3)	$18.0	$(14.6)	$27.8

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	65.8%	68.5%	64.6%	62.4%	63.4%	64.4%	63.5%
Prior year unfavorable reserve development	1.0%	3.1%	1.5%	0.8%	0.6%	1.4%	1.0%
Catastrophe losses	7.6%	14.1%	3.2%	8.8%	2.8%	7.6%	4.9%

Total loss and LAE ratio	74.4%	85.7%	69.3%	72.0%	66.8%	73.4%	69.4%
Expense ratio	27.0%	27.9%	27.2%	27.3%	27.5%	27.1%	27.3%

Combined ratio	101.4%	113.6%	96.5%	99.3%	94.3%	100.5%	96.7%

Combined ratio, excluding catastrophe losses	93.8%	99.5%	93.3%	90.5%	91.5%	92.9%	91.8%

Current accident year combined ratio, excluding catastrophe losses	92.8%	96.4%	91.8%	89.7%	90.9%	91.5%	90.8%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CHAUCER

Three Months ended September 30

	2013						2012
(In millions, except percentage data)	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total
Gross premiums written	$48.1	$84.7	$48.0	$77.5	$55.4	$313.7	$41.6	$67.8	$42.2	$89.7	$48.7	$290.0

Net premiums written	$42.6	$71.4	$42.1	$77.6	$44.8	$278.5	$29.7	$52.4	$36.1	$78.3	$29.9	$226.4

Net premiums earned	$49.6	$67.8	$42.0	$72.1	$37.1	$268.6	$43.6	$56.9	$52.1	$60.6	$29.7	$242.9
Losses and LAE:
Current accident year, excluding catastrophe losses						164.8						128.0
Prior year favorable reserve development						(27.8)						(17.1)
Catastrophe losses						11.8						7.2

Total losses and LAE						148.8						118.1
Amortization of deferred acquisition costs and other underwriting expenses						99.0						94.1

GAAP underwriting profit						20.8						30.7
Net investment income						10.2						10.2
Other income						4.6						6.1
Other operating expenses						(3.2)						(5.0)

Operating income before income taxes						$32.4						$42.0

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						61.3%						52.7%
Prior year favorable reserve development						(10.3)%						(7.0)%
Catastrophe losses						4.4%						3.0%

Total loss and LAE ratio						55.4%						48.7%
Expense ratio						36.9%						38.7%

Combined ratio						92.3%						87.4%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CHAUCER

Nine Months ended September 30

	2013						2012
(In millions, except percentage data)	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total
Gross premiums written	$234.0	$276.9	$185.2	$243.7	$169.0	$1,108.8	$221.4	$260.3	$241.2	$232.9	$154.5	$1,110.3

Net premiums written	$168.7	$220.0	$132.8	$224.7	$134.3	$880.5	$137.1	$177.0	$147.3	$191.1	$103.9	$756.4

Net premiums earned	$134.6	$184.8	$120.9	$208.3	$107.2	$755.8	$134.8	$169.4	$135.7	$182.4	$94.1	$716.4
Losses and LAE:
Current accident year, excluding catastrophe losses						439.2						410.6
Prior year favorable reserve development						(71.8)						(43.9)
Catastrophe losses						26.9						17.0

Total losses and LAE						394.3						383.7
Amortization of deferred acquisition costs and other underwriting expenses						283.0						268.1

GAAP underwriting profit						78.5						64.6
Net investment income						31.4						29.8
Other income						13.6						16.5
Other operating expenses						(13.3)						(13.6)

Operating income before income taxes						$110.2						$97.3

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						58.1%						57.3%
Prior year favorable reserve development						(9.5)%						(6.1)%
Catastrophe losses						3.6%						2.4%

Total loss and LAE ratio						52.2%						53.6%
Expense ratio						37.4%						37.4%

Combined ratio						89.6%						91.0%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CHAUCER

(In millions, except percentage data)	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Sep-YTD 2012	Sep-YTD 2013

Gross premiums written	$290.0	$299.5	$389.5	$405.6	$313.7	$1,110.3	$1,108.8

Net premiums written	$226.4	$234.1	$251.5	$350.5	$278.5	$756.4	$880.5

Net premiums earned	$242.9	$250.4	$248.9	$238.3	$268.6	$716.4	$755.8
Losses and LAE:
Current accident year, excluding catastrophe losses	128.0	127.5	140.3	134.1	164.8	410.6	439.2
Prior year favorable reserve development	(17.1)	(28.7)	(13.3)	(30.7)	(27.8)	(43.9)	(71.8)
Catastrophe losses	7.2	24.7	2.6	12.5	11.8	17.0	26.9

Total losses and LAE	118.1	123.5	129.6	115.9	148.8	383.7	394.3
Amortization of deferred acquisition costs and other underwriting expenses	94.1	98.0	86.3	97.7	99.0	268.1	283.0

GAAP underwriting profit	$30.7	$28.9	$33.0	$24.7	$20.8	$64.6	$78.5

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	52.7%	51.0%	56.3%	56.3%	61.3%	57.3%	58.1%
Prior year favorable reserve development	(7.0)%	(11.5)%	(5.3)%	(12.9)%	(10.3)%	(6.1)%	(9.5)%
Catastrophe losses	3.0%	9.9%	1.0%	5.2%	4.4%	2.4%	3.6%

Total loss and LAE ratio	48.7%	49.4%	52.0%	48.6%	55.4%	53.6%	52.2%
Expense ratio	38.7%	39.1%	34.7%	41.0%	36.9%	37.4%	37.4%

Combined ratio	87.4%	88.5%	86.7%	89.6%	92.3%	91.0%	89.6%

Combined ratio, excluding catastrophe losses	84.4%	78.6%	85.7%	84.4%	87.9%	88.6%	86.0%

Current accident year combined ratio, excluding catastrophe losses	91.4%	90.1%	91.0%	97.3%	98.2%	94.7%	95.5%

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

(In millions, except yields)	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q3 YTD 2012	Q3 YTD 2013
Net Investment Income
Fixed maturities	$66.3	$65.5	$64.7	$62.6	$63.0	$198.7	$190.3
Equity securities	4.0	5.1	3.1	4.9	4.0	10.2	12.0
Other investments	1.7	1.8	2.2	2.8	1.3	5.2	6.3
Investment expenses	(2.8)	(2.3)	(2.7)	(2.4)	(2.6)	(7.6)	(7.7)

Total	$69.2	$70.1	$67.3	$67.9	$65.7	$206.5	$200.9

Pre-tax Yields

Fixed maturities	4.23%	4.10%	4.03%	3.98%	3.99%	4.31%	3.99%
Total	3.80%	3.78%	3.64%	3.71%	3.61%	3.86%	3.65%

Pre-tax yields are calculated as annualized net investment income divided by the average of investment balances, excluding unrealized capital gains and losses, at the end of each month during the period.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

September 30, 2013

(In millions)
Investment Type	Weighted Average Quality	Amortized Cost or Cost	Fair Value	% of Total	Net Unrealized Gain (Loss)	Change in Net Unrealized During Q3 2013	Change in Net Unrealized YTD

Fixed maturities:
U.S. Treasury and government agencies	AAA	$376.3	$370.5	4.7%	$(5.8)	$(2.3)	$(14.2)
Foreign government	AAA	286.6	288.4	3.6%	1.8	(0.5)	(2.6)
Municipals:
Taxable	AA	915.9	949.5	11.9%	33.6	(8.6)	(45.5)
Tax exempt	AA-	146.1	147.4	1.8%	1.3	(1.8)	(5.7)
Corporate:
NAIC 1	A	1,857.5	1,926.5	24.2%	69.0	(3.5)	(47.8)
NAIC 2	BBB	1,322.3	1,390.4	17.5%	68.1	(0.5)	(53.1)
NAIC 3 and below	B+	352.9	365.0	4.6%	12.1	(0.9)	(10.5)

Total corporate	BBB+	3,532.7	3,681.9	46.3%	149.2	(4.9)	(111.4)

Asset backed:
Residential mortgage-backed	AA	694.0	707.1	8.9%	13.1	(4.5)	(23.1)
Commercial mortgage-backed	AA+	349.1	355.9	4.5%	6.8	1.2	(16.1)
Asset-backed	AAA	172.6	174.8	2.2%	2.2	0.1	(1.9)

Total fixed maturities	A+	6,473.3	6,675.5	83.9%	202.2	(21.3)	(220.5)
Equity securities		449.0	494.1	6.2%	45.1	12.9	28.3

Total fixed maturities and equity securities		6,922.3	7,169.6	90.1%	247.3	(8.4)	(192.2)
Cash and cash equivalents		602.2	602.2	7.6%	—	—	—
Other investments		182.1	185.3	2.3%	3.2	—	—

Total		$7,706.6	$7,957.1	100%	$250.5	$(8.4)	$(192.2)

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES

September 30, 2013

(In millions)
CREDIT QUALITY OF FIXED MATURITIES
NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	% of Total Fair Value

1	Aaa/Aa/A	$4,714.8	$4,834.0	72.4%
2	Baa	1,385.3	1,454.8	21.8%
3	Ba	148.8	155.1	2.3%
4	B	172.9	177.8	2.7%
5	Caa and lower	38.2	39.2	0.6%
6	In or near default	13.3	14.6	0.2%

Total fixed maturities		$6,473.3	$6,675.5	100.0%

DURATION OF FIXED MATURITIES
	Amortized Cost	Fair Value	% of Total Fair Value

0-2 years	$1,593.8	$1,636.2	24.5%
2-4 years	1,773.0	1,867.1	28.0%
4-6 years	1,384.8	1,445.5	21.7%
6-8 years	1,253.8	1,256.3	18.8%
8-10 years	387.7	390.3	5.8%
10+ years	80.2	80.1	1.2%

Total fixed maturities	$6,473.3	$6,675.5	100.0%

Weighted Average Duration	4.09

THE HANOVER INSURANCE GROUP

TOP 10 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS

September 30, 2013

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	S&P Ratings
Royal Bank of Scotland: (1)
Term deposits	$119.1	$121.1	1.52%	A
Notes	16.0	16.5	0.21%	A
Lloyds TSB Bank: (2)
Term deposits	48.8	48.0	0.60%	A
Notes	9.6	10.1	0.13%	A
GE Capital	28.7	30.3	0.38%	AA+
American Express	28.2	29.8	0.37%	A-
JP Morgan	27.1	28.2	0.35%	A
Wells Fargo	25.1	27.0	0.34%	A+
Bank of America	23.8	25.4	0.32%	BBB+
Rabobank Nederland	23.8	24.0	0.30%	AA-
Vodafone	23.7	24.4	0.31%	A-
Citigroup	23.6	25.2	0.32%	A-

Top 10 Corporate and Municipal Fixed	$397.5	$410.0	5.15%

(1)	UK government owns 83% of bank equity
(2)	UK government owns 33% of bank equity

THE HANOVER INSURANCE GROUP

RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended September 30				Nine Months ended September 30
	2013		2012		2013		2012
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME (LOSS)
Commercial Lines	$38.5		$8.1		$97.7		$32.6
Personal Lines	37.7		14.7		88.1		54.5
Chaucer	32.4		42.0		110.2		97.3
Other	(1.4)		(1.9)		(5.5)		(4.8)

Total	107.2		62.9		290.5		179.6

Interest expense	(16.6)		(14.6)		(48.7)		(46.7)

Operating income before income taxes	90.6	$2.03	48.3	$1.07	241.8	$5.38	132.9	$2.93

Income tax expense on operating income	(29.7)	(0.67)	(15.8)	(0.35)	(74.2)	(1.65)	(44.4)	(0.98)

Operating income after income taxes	60.9	1.36	32.5	0.72	167.6	3.73	88.5	1.95
Net realized investment gains	1.0	0.02	5.0	0.11	22.8	0.51	4.7	0.10
Loss on real estate	(4.7)	(0.11)	—	—	(4.7)	(0.10)	—	—
Loss from repayment of debt	—	—	—	—	(19.1)	(0.42)	—	—
Net benefit (costs) related to acquired businesses	(0.2)	—	0.2	—	—	—	(2.2)	(0.05)
Net foreign exchange gains (losses)	(0.6)	(0.01)	(0.3)	(0.01)	0.1	—	(0.3)	(0.01)
Income tax benefit on non-operating items	4.9	0.11	3.5	0.08	14.1	0.31	10.7	0.24

Income from continuing operations, net of taxes	61.3	1.37	40.9	0.90	180.8	4.03	101.4	2.23

Discontinued operations, net of taxes	—	—	(0.5)	(0.01)	0.1	—	9.5	0.21

NET INCOME	$61.3	$1.37	$40.4	$0.89	$180.9	$4.03	$110.9	$2.44

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. In the first quarter of 2013, the Company renamed its non-GAAP income measure from segment income to operating income. The Company’s non-GAAP measures include operating income before interest expense and taxes, total operating income after taxes, total operating income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of operating income and loss ratios excluding catastrophe losses and reserve development. After-tax operating income EPS (sometimes referred to as “after-tax operating income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Operating income before interest expense and taxes is net income, excluding interest expense on debt, income taxes and net realized investment gains and losses, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and taxes is the sum of the operating income from: Commercial Lines, Personal Lines, Chaucer, and Other. The Hanover believes that measures of operating income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses divided by the number of common shares outstanding. Tangible book value per share is total shareholders’ equity, excluding goodwill, divided by the number of common shares outstanding.

The Hanover also provides measures of operating income and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to operating income before interest expense and taxes and income from continuing operations per share to operating income after taxes per share for the three months and nine months ended September 30, 2013 and 2012 is set forth on page 21 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

808 North Highlander Way

Howell, MI 48843

Chaucer Holdings PLC

Plantation Place

30 Fenchurch Street

London

EC3M 3AD

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended		2013
	Price Range		Dividends Per Share
	High	Low
March 31	$49.68	$39.19	$0.330
June 30	$51.66	$46.73	$0.330
September 30	$56.06	$48.67	$0.330

Quarter Ended		2012
	Price Range		Dividends Per Share
	High	Low
March 31	$41.52	$34.27	$0.300
June 30	$41.04	$37.17	$0.300
September 30	$39.69	$33.99	$0.300
December 31	$39.51	$34.58	$0.330

INDUSTRY RATINGS AS OF OCTOBER 30, 2013

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A	A-	A3
Citizens Insurance Company of America	A	A-	—

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Group, Inc. Senior Debt	bbb	BBB-	Baa3
The Hanover Insurance Group, Inc. Subordinated Debentures	bb+	BB	Ba1

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Assistant Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com